                                                                    EXHIBIT 99.1

                                Certification of
                             Chief Executive Officer
                               of EEX Corporation

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S) 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2002 of EEX Corporation ("EEX").

I, Thomas M Hamilton, Chief Executive Officer of EEX, certify that to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of EEX.

Dated:  November 6, 2002



                                           /s/ Thomas M Hamilton
                                  --------------------------------------------
                                           Thomas M Hamilton

                                Certification of
                             Chief Financial Officer
                               of EEX Corporation

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S) 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended September 30, 2002 of EEX Corporation ("EEX").

I, Richard S. Langdon, Chief Financial Officer of EEX, certify that to the best of my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of EEX.

Dated:  November 6, 2002



                                             /s/ Richard S. Langdon
                                    --------------------------------------------
                                             Richard S. Langdon